Exhibit 99.1

NEULION PROVIDES RESULTS OF VOTING AT THE ANNUAL GENERAL MEETING AND UPDATE ON PROPOSED TRANSVIDEO ACQUISITION

PLAINVIEW, NY--(Marketwire – June 15, 2010) - NeuLion, Inc. (TSX: NLN) (the “Company”), an end-to-end IPTV service provider of live and on-demand sports, international and variety programming over the Internet, announced today the results of the voting at its annual and special meeting of shareholders. The voting results are being filed with the securities regulatory authorities in Canada and the United States.

Matter Voted On	Outcome

Election of eight directors of the Company	Approved
Charles B. Wang
G. Scott Paterson
Nancy Li
Roy E. Reichbach
John R. Anderson
Gabriel Battista
Shirley Strum Kenny
David Kronfeld

To appoint auditors and to authorize the directors to fix their remuneration	Approved

To increase the number of common shares authorized for issuance under the Company’s amended and restated directors’ compensation plan from 500,000 to 1,500,000 common shares	Approved

To extend the expiry date from October 20, 2010 to October 20, 2013 in respect of incentive warrants to acquire 5,000,000 common shares issued to employees concurrently with the merger on October 20, 2008
Approved

The Company also announced that it is filing with the securities regulatory authorities in the United States and Canada copies of the valuation reports regarding the Company’s previously announced agreement in principle to acquire the operating interests of TransVideo International Ltd. (“TransVideo”), a manufacturer of set top boxes utilized by the Company. The agreement in principle to acquire the interests of TransVideo does not include the acquisition of TransVideo’s passive interests in KyLinTV, Inc.  Complete copies of the reports will also be included with the management information circular to be mailed to shareholders. The proposed transaction is subject, among other things, to the negotiation and execution of definitive documentation, and final board, shareholder and regulatory approval on behalf of the Company, which are anticipated to occur in the next few months.

About NeuLion

Based in Plainview, NY, Sanford, Florida and Toronto, Ontario, NeuLion (TSX: NLN) works with content partners to develop end-to-end solutions for multimedia IPTV services. The NeuLion IPTV Platform encodes, delivers, stores and manages an unlimited range of multimedia content and the Operational Support System (OSS) maintains all billing and customer support services. Content partners are responsible for content aggregation and the sales and marketing for the individual IPTV service. The Company ranks as a world leader in customer/partner relationships with sports, international and specialty television content partners including, in sports, the NHL, the NFL, NCAA Division I schools and conferences and, in respect to international television aggregators and networks, KyLinTV (Chinese), ABS-CBN (Filipino), Talfazat and Talfazat-ART (Arabic), TV-Desi (South Asian) and Sky Angel (Christian). Customer/partner content can be viewed by way of the Internet on PCs and mobile devices and on the television through the Company’s IPTV set top box.

Forward-Looking Statement

Certain statements herein are forward-looking statements and represent the Company’s current intentions in respect of future activities. These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Forward-looking statements can by identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved and other similar expressions. Forward-looking statements involve significant risk, uncertainties and assumptions. Many factors could cause actual results, performance or achievements to differ materially from the results discussed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, the Company cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this release and the Company assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: the inability of TransVideo and the Company to consummate the transaction on the proposed terms or at all; shareholder approval of the proposed transaction; the companies’ inability to integrate their businesses or to realize expected synergies, if the transaction is consummated; general economic and market segment conditions; competitor activity; product capability and acceptance rates; technology changes; and international risk and currency exchange. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the Company’s most recent annual MD&A filed on www.sedar.com as well as in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed on www.sedar.com and available on www.sec.gov.

Press Contact:
Jennifer Powalski
Corporate Communications
+1-516-622-8334
jennifer.powalski@neulion.com

Investor Relations Contact:
G. Scott Paterson
Vice Chairman
+1-416-368-6464
scott.paterson@neulion.com